SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 17, 1999
                                -----------------
                        (Date of earliest event reported)


                       NEW ENGLAND COMMUNITY BANCORP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         0-14550                                           06-1116165
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)

        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No.  0-14550

Item 5.   Other Events

     a.)  Special Meeting of Stockholders

          The Special Meeting of Stockholders of New England Community Bancorp, Inc. was held on Tuesday, November 9, 1999. Stockholders voted on and approved the following proposal:

     1. To approve and adopt the agreement and plan of merger, dated as of June 29, 1999, between Webster Financial Corporation and New England Community Bancorp, Inc., the merger of NECB into Webster and the other transactions contemplated by the merger agreement, as described in the joint proxy statement/prospectus.



For Approval                      Against Approval                       Abstain
------------                      ----------------                       -------
  4,464,768                             136,037                          19,002


                                             New England Community Bancorp, Inc.
                                             -----------------------------------



Date:  November 17, 1999                     By:
                                                --------------------------------
                                                Anson C. Hall
                                                Vice President and Treasurer